SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                            and Exchange Act of 1934


                              Date of Report: 09/25/97
                        (Date of earliest event reported)


                   Lehman Brothers Structured Securities Corp.
              Commercial Mortgage Pass-Through Certificates 1996-1
        (Exact name of registrant as specified in governing instruments)



                                    New York
                 (State or other Jurisdiction of Incorporation)

                    c/o State Street Bank and Trust Company
                           Corporate Trust Department
                       Two International Place, 5th Floor
                                Boston, MA 02110
              (Address of Principal Executive Offices) (Zip Code)

                                 (202) 664-5500
              (Registrant's telephone number, including area code)


                        Commission File Number 333-16397

                 04-3342274(I.R.S. Employer Identification No.)



                                 Not Applicable
         (Former name, former address and former fiscal year if changed since last report)

                     Lehman Brothers Structured Securities Corp.
              Commercial Mortgage Pass-Through Certificates 1996-1
                                    FORM 8-K


                                     INDEX



ITEM                  DESCRIPTION                    PAGE NUMBER

Item 5.               Other Event                    3

Item 7.               Financial Statements and
                      Exhibits                       3

                      Signatures                     3

Exhibit A             Trustee's Report to
                      Bondholders                    4

                     Lehman Brothers Structured Securities Corp.
              Commercial Mortgage Pass-Through Certificates 1996-1


                                    FORM 8-K

                              ITEMS AND SIGNATURES

                                     ITEMS

Item 5. Other Events
See Exhibit A, the Trustee's Report to Bondholders attached hereto.

Item 7. Financial Statements and Exhibits
See Exhibit A, the Trustee's Report to Bondholders attached hereto.




                                   SIGNATURES

Pursuant  to the  requirement  of the  Securities  Exchange
Act of 1934, the registrar has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     Lehman Brothers Structured Securities Corp.
              Commercial Mortgage Pass-Through Certificates 1996-1
                                  (Registrant)

Date:  09/25/97

  By:
  Name Vaneta Bernard
Title: Assistant Vice President
State Street Bank and Trust Company
as Trustee

Lehman Structured Securities Corporation
Commercial Mortgage Pass-Through Certificates
Series 1996-1
Report to Certificateholders for Payment Date:              September 25, 1997

Payment Summary

                               Pass-Through       Interest       Original              Beginning
Class        CUSIP             Rate               Type           Balance               Balance
E-1          52518RAA4         0.079950           Fixed          29,579,266.21         28,207,847.37
E-2          52518RAB2         0.079950           Fixed          36,152,436.47         34,476,257.91
R            N/A               N/A                N/A            0.00                  0.00
                                                  Totals:        65,731,702.68         62,684,105.28



Principal          Distributable     Total             Ending
Adj Amount         Cert Int          Payable           Balance
79,420.30          187,934.78        267,355.08        28,128,427.07
97,069.26          229,698.07        326,767.33        34,379,188.65
0.00               0.00              0.00              0.00
176,489.56         417,632.85        594,122.41        62,507,615.72


Distributions per Certificate

               Beginning        Principal       Interest           Ending
Class          Cert Factor      Distribution    Distribution       Certif Factor
E-1            0.953635806      0.0026850       6.3535984519       0.9509508069
E-2            0.953635806      0.0026850       6.3535986071       0.9509508074
R              N/A              N/A             N/A                N/A



Payment Details
Principal Detail

        Beginning       Scheduled  Unscheduled  Principal   Realized  Balance     Total Principal   Ending
Class   Balance         Principal  Principal    Adjustments Losses    Adjustment  Distrib.  Amount  Balance

E-1     28,207,847.37   0.00       0.00         79,420.30   0.00      0.00        79,420.30         28,128,427.07
E-2     34,476,257.91   0.00       0.00         97,069.26   0.00      0.00        97,069.26         34,379,188.65
R       0.00            0.00       0.00         0.00        0.00      0.00        0.00              0.00
Totals: 62,684,105.28   0.00       0.00         176,489.56  0.00      0.00        176,489.56        62,507,615.72


Interest Detail

           Accrued        Current Unpaid Prior Accrued Prepayment    Default    Prepay Int.   Additional     Total Interest
Class      Certif. Int.   Interest       Unpaid Int.   Premiums      Interest   Shortfalls    Adjustments    Distrib. Amount

E-1        187,934.78     N/A            N/A           N/A           N/A        0.00          0.00           187,934.78
E-2        229,698.07     N/A            N/A           N/A           N/A        0.00          0.00           229,698.07
R          0.00           N/A            N/A           N/A           N/A        0.00          0.00           0.00
Totals:    417,632.85     N/A            N/A           N/A           N/A        0.00          0.00           417,632.85


Additional Information

Trustee Fee      261.18